UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2004
                               (November 11, 2004)

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    1-3480                        41-0423660
(State of Incorporation)          (Commission                   (IRS Employer
                                  File Number)               Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     On November 11, 2004, the Board of Directors of MDU Resources Group, Inc. (the "Company") named Bruce T. Imsdahl, age 56, who has been the President of Montana-Dakota Utilities Co. and Great Plains Natural Gas Co., both of which are utility divisions of the Company, to the additional position of Chief Executive Officer for both utility divisions.

     Mr. Imsdahl began his career with the Company in 1970. Through the years, he advanced through various positions in power production at a number of the Company's generating stations and in the corporate office before being named Vice President - Power Supply of the utility operations in 1989. In 1991, he assumed responsibility for natural gas supply as well, becoming Vice President - Energy Supply. He was named Executive Vice President of the utility operations in early 2003 and was named President later that year.

     Consistent with its arrangements with other Company executives, in May 2004 the Company entered into a Change of Control Employment Agreement with Mr. Imsdahl that provides certain protections to its executives in the event there is a change of control of the Company. Specifically, the agreement provides for a three-year employment period from the date of the change of control, during which the executive is entitled to receive specified salary and bonus payments and to participate in various benefit plans. The agreement also provides for specified severance payments and benefits in the event the executive's employment is terminated during the employment period (or, if connected to the change in control, prior thereto) in certain circumstances. For further information on the terms of these agreements with Mr. Ismdahl and other Company executives, reference is made to the information under the heading "Change of Control and Severance Agreements" on page 17 of the Company's March 12, 2004 proxy statement and to Mr. Imsdahl's agreement filed as Exhibit 10(c) to the Company's Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 15, 2004


                                       MDU RESOURCES GROUP, INC.


                                       By:  /s/ Vernon A. Raile
                                          --------------------------------------
                                          Vernon A. Raile
                                          Senior Vice President
                                          and Chief Accounting Officer